SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported): September 23, 2002

                            CANAL CAPITAL CORPORATION
               (Exact Name of Registrant as Specified in Charter)

            Delaware                       2-96666               51-0102492
(State or Other Jurisdiction of   (Commission File Number)    (I.R.S. Employer
         Incorporation)                                      Identification No.)

                      717 Fifth Avenue, New York, NY 10022
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (212) 826-6040

(This document contains 5 pages)
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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

      (c) Exhibits

      Exhibit 99.1 Certification of Michael E. Schultz pursuant to 18 U.S.C.
                   Section 1350.

      Exhibit 99.2 Certification of Reginald Schauder pursuant to 18 U.S.C.
                   Section 1350.

Item 9. Regulation FD Disclosure.

      On September 13, 2002, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), certifications were filed with the Commission by Michael E. Schultz and Reginald Schauder, the Chief Executive Officer & President and Chief Financial Officer & Vice President-Finance, respectively, of the Registrant. Copies of the certifications are attached hereto as Exhibits 99.1 and 99.2 and are incorporated by reference herein.


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Canal Capital Corporation
                                        -------------------------
                                                Registrant


                                        /s/ Michael E. Schultz
                                        -------------------------
                                        Michael E. Schultz
                                        Chief Executive Officer &
                                        President


                                        /s/ Reginald Schauder
                                        -------------------------
                                        Reginald Schauder
                                        Chief Financial Officer &
                                        Vice President-Finance

Date: September 13, 2002


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